UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2025

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Aptose Biosciences Inc.

(Exact name of registrant as specified in its charter)

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Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6
Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2025, Aptose Biosciences Inc., or the “Corporation,” held an Annual and Special Meeting of the shareholders of the Corporation (the “Meeting”). At the Meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1-Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2026 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Against	%Votes Against	Broker Non-Votes
Ms. Carol G. Ashe	1,055,169	97.80	23,724	2.20	398,903
Dr. Denis Burger	1,054,232	97.71	24,662	2.29	398,902
Dr. Erich Platzer	1,065,494	98.76	13,399	1.24	398,903
Dr. William G. Rice	1,053,959	97.69	24,935	2.31	398,902
Dr. Mark D. Vincent	1,054,474	97.74	24,420	2.26	398,902
Mr. Warren Whitehead	1,065,452	98.75	13,442	1.25	398,902
Dr. Bernd Seizinger	1,065,504	98.76	13,389	1.24	398,903

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the appointment of an independent registered public accounting firm of the Corporation for the fiscal year ended December 31, 2025.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
1,431,578	96.87	37,824	2.56	8,393	1

Proposal No. 3 – Compensation of Named Executive Officers

The Corporation’s shareholders voted to approve a non-binding resolution to approve the compensation paid to the Corporation’s named executive officers.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
845,725	78.58	36,973	3.44	193,559	401,535

Proposal No. 4 – Amendment to 2021 Stock Incentive Plan

The Corporation’s shareholders voted to approve an amendment to the Corporation’s 2021 stock incentive plan to increase the number of common shares reserved for issuance thereunder by 458,126 common shares.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
1,028,769	95.59	46,306	4.30	1,188	401,533

Proposal No. 5 – Reverse Stock Split

The shareholders approved an amendment to the Corporation’s Articles of Incorporation, as amended, to, at the discretion of the board of directors (the “Board”), effect a reverse stock split at a ratio between 2-to-1 and 20-to-1, with the ratio within such range to be determined at the discretion of the Board, based on the votes listed below:

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
1,267,992	87.25	178,518	12.28	6,725	24,561

Proposal No. 6 – Meeting Adjournments

The Corporation’s shareholders voted to approve a resolution permitting one or more adjournments of the meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposals No. 2, 4, and 5.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
1,054,192	97.71	24,584	2.28	118	398,902

Item 7.01. Regulation FD Disclosure.

On May 27, 2025, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: May 28, 2025	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer